Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated January 29, 2016
to the
Prospectus dated January 29, 2015, as supplemented September 8, 2015 and Statement of Additional Information (“SAI”) dated January 29, 2015 for Collins Long/Short Credit Fund (the “Fund”),
a series of Trust for Professional Managers

On January 28, 2016, the Board of Trustees of Trust for Professional Managers (the “Board”) approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Collins Capital Investments, LLC (the “Adviser”), as investment adviser of the Fund, pursuant to which the Adviser has agreed to reduce the Fund’s management fee from 1.75% to 1.35%, effective February 1, 2016.  The Board also approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.95% to 1.45% for Institutional Class shares, and from 2.20% to 1.70% for Class A shares, effective February 1, 2016.

The following disclosures in the Prospectus are hereby revised to reflect the management fee and operating expense limit reductions:

Prospectus

Page 1 – “Summary Section – Fees and Expenses of the Fund”

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None		0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.35%		1.35%
Distribution (12b-1) Fees		None		0.25%
Other Expenses
Shareholder Servicing Plan Fees	0.10%		0.15%
Dividends and Interest Expense on Short Positions(1)	0.28%		0.28%
Remainder of Other Expenses(1)	0.58%		0.58%
Total Annual Fund Operating Expenses(2)		2.31%		2.61%
Less: Fee Waiver and/or Expense Reimbursement		-0.58%		-0.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.73%		1.98%

(1)
Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year. Dividends and Interest Expense on Short Positions will vary substantially depending on the level of short positions in the portfolio at any given time and can be offset by market value gains after the dividends are announced.

(2)
Pursuant to an operating expense limitation agreement between Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses (collectively “Excluded Expenses”)) do not exceed 1.45% and 1.70% of the Fund’s average annual net assets for Institutional Class shares and Class A shares, respectively, through at least February 27, 2018.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.45% and 1.70% for Institutional Class shares and Class A shares, respectively.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through February 27, 2018.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years
Institutional Class	$206	$665
Class A Shares	$700	$1,170

Page 16 – “Management of the Funds - The Adviser”

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Collins Capital Investments, LLC, located at 806 Douglas Road, Suite 570, Coral Gables, Florida 33134.  The Adviser is registered as an investment adviser with the SEC and as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission under the Commodity Exchange Act and is a member in good standing with the National Futures Association in those capacities.  The Adviser was formed in January 2006 as the successor entity to Collins Capital Advisors Inc.  The Adviser and its predecessor have managed a variety of multi-manager investment vehicles since 1995.  As of December 31, 2015, the Adviser managed over $280 million in assets.  Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, and evaluates, selects and recommends the Fund’s Sub-Adviser, subject to the supervision of the Board of Trustees.  The Fund compensates the Adviser for its services at the annual rate of 1.35% of its average daily net assets.  The Adviser compensates the Sub-Adviser out of the investment advisory fee that it receives from the Fund.

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (exclusive of Excluded Expenses) do not exceed an annual rate of 1.45% and 1.70% of the Fund’s average daily net assets for Institutional Class shares and Class A shares, respectively.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.45% and 1.70% for Institutional Class shares and Class A shares, respectively.  Any waiver in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement is in effect through at least February 27, 2018, and may be terminated only by the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, is included in the Fund’s semi-annual report to shareholders dated August 31, 2015.

The Adviser also serves as investment adviser to the Collins Alternative Solutions Fund (together with the Fund, the “Collins Funds”), which is a series of the Trust that is currently offered in a separate prospectus.  The Collins Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

SAI

Page 34 – “Management of the Fund - Investment Adviser”

Investment advisory services are provided to the Fund by the Adviser, Collins Capital Investments, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser is wholly-owned by Collins Capital Advisors, Inc., which is controlled by Dorothy C. Weaver, Chief Executive Officer of the Adviser, due to her control of the outstanding voting securities of Collins Capital Advisors, Inc.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on a rate equal to 1.35% of the Fund’s average daily net assets, as specified in the Prospectus.  The Adviser will compensates the Sub-Adviser from the management fee that it receives from the Fund.  The Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

Fund Expenses.  The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive management fees payable to it by the Fund and/or to reimburse the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of interest, acquired fund fees and expenses, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund) and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) to the limit set forth in the “Fees and Expenses of the Fund” table in the Prospectus.  Any such reimbursements made by the Adviser of its management fees or reimbursement of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Please retain this supplement with your Prospectus and SAI